Exhibit 10.62
EXECUTION COPY
     WAIVER dated as of December 11, 2009 (this “Waiver”), to the CREDIT AGREEMENT dated as of August 2, 2004 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”), among ALION SCIENCE AND TECHNOLOGY CORPORATION (the “Borrower”), the Subsidiary Guarantors listed on the signature pages hereto, the lenders from time to time party to the Credit Agreement (the “Lenders”), and CREDIT SUISSE AG (formerly known as Credit Suisse), as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent for the Lenders.
     A. Pursuant to the Credit Agreement, the Lenders have extended, and have agreed to extend, credit to the Borrower.
     B. Pursuant to clause (b)(i) of the definition of the term “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement, in the calculation of Consolidated EBITDA for any period, the Borrower is required to deduct without duplication therefrom all cash payments made during such period on account of reserves, restructuring charges and other non-cash charges added to Consolidated Net Income pursuant to clause (a)(v) of such definition in any previous period (the “Cash Deductions”).
     C. The Borrower has informed the Administrative Agent that (i) the Borrower has in certain prior periods failed to make Cash Deductions and, as a result of the Borrower’s failure to make Cash Deductions in certain prior periods, one or more Defaults or Events of Default, including those set forth on Schedule I hereto, exist and (ii) if the Borrower were to make the Cash Deductions in respect of certain periods of four consecutive fiscal quarters ended on or prior to September 30, 2009, the Borrower would have been in breach of certain covenants set forth in the Credit Agreement, including those described on Schedule I hereto (the Defaults, Events of Default and breaches described in this paragraph, and any breach of Section 5.05(a) of the Credit Agreement occurring prior to the date hereof and related thereto, are referred to collectively as the “Specified Defaults”).
     D. The Borrower has requested that the Required Lenders waive the Specified Defaults, and the Required Lenders have agreed to such request on and subject to the terms and conditions of this Waiver.
     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction set forth in Section 1.02 of the Credit Agreement shall apply equally to this Waiver. This Waiver shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
     SECTION 2. Waiver. Subject to satisfaction of the conditions set forth below, the undersigned Lenders hereby waive all Specified Defaults that (a) exist on the Waiver Effective Date (as defined below) or (b) that will occur solely as a result of the proper application of the Cash Deductions in the calculation of Consolidated EBITDA for the fiscal year and quarter ended September 30, 2009. The foregoing is not construed to waive, expressly or by implication, any future Default or Event of Default resulting directly or indirectly from the failure to make Cash

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Deductions after the date hereof or from the effect of Cash Deductions included in the calculation of Consolidated EBITDA for any period ended after September 30, 2009.
     SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Waiver, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that:
     (a) This Waiver has been duly authorized, executed and delivered by each Loan Party, and constitutes a legal, valid and binding obligation of such Loan Party in accordance with its terms. The Credit Agreement (as modified hereby) constitutes a legal, valid and binding obligation of the Borrower in accordance with its terms.
     (b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Waiver Effective Date and after taking into effect this Waiver with the same effect as though made on and as of the Waiver Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).
     (c) After taking into effect this Waiver, no Default or Event of Default has occurred and is continuing.
     SECTION 4. Waiver Fees. (a) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender that executes and delivers a copy of this Waiver to the Administrative Agent (or its counsel) at or prior to 12:00 (noon), New York City time, on December 11, 2009 (each, a “Consenting Lender”), an initial waiver fee (collectively, the “Initial Waiver Fees”) in an amount equal to 0.25% of the aggregate principal amount of the Term Loans and Revolving Credit Commitments of such Lender outstanding on such date. The Initial Waiver Fees shall be payable in immediately available funds in full on, and subject to the occurrence of, the Waiver Effective Date.
     (b) Should this Waiver Effective Date occur, the Borrower agrees to pay to the Administrative Agent, for the account of each Consenting Lender, a supplemental waiver fee (collectively, the “Supplemental Waiver Fees”) in an amount equal to 1.0% of the aggregate principal amount of the Term Loans and Revolving Credit Commitments of such Consenting Lender outstanding as of March 1, 2010. The Supplemental Waiver Fees shall be payable in immediately available funds in full on March 1, 2010. If a Consenting Lender shall assign all or a portion of its Term Loans or Revolving Credit Commitments after the Waiver Effective Date but prior to March 1, 2010, then, unless the related Assignment and Acceptance shall otherwise provide, the portion of the Supplemental Waiver Fees allocated to the portion of the Term Loans or Revolving Credit Commitments so assigned shall be payable to such Consenting Lender’s assignee.
     SECTION 5. Effectiveness. This Waiver shall become effective on the date (the “Waiver Effective Date”) that the Administrative Agent shall have received (a) counterparts of this Waiver that, when taken together, bear the signatures of the Borrower, each Subsidiary Guarantor and the Required Lenders and (b) the Initial Waiver Fees and all expenses and other amounts payable to the Administrative Agent that are required to be paid on or before the Waiver Effective Date in accordance with any Loan Document, including the reimbursement or payment of all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party under any Loan Document.

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     SECTION 6. Effect of Waiver. Except as expressly set forth herein, this Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby.
     SECTION 7. Consent and Reaffirmation. Each Subsidiary Guarantor hereby consents to this Waiver and the transactions contemplated hereby, and each Loan Party hereby (a) agrees that, notwithstanding the effectiveness of this Waiver, the Guarantee and Collateral Agreement and each of the other Security Documents continue to be in full force and effect, (b) confirms its guarantee of the Obligations (with respect to each Subsidiary Guarantor) and its grant of a security interest in its assets as Collateral therefor, all as provided in the Loan Documents as originally executed and (c) acknowledges that such guarantee and/or grant continue in full force and effect in respect of, and to secure, the Obligations under the Credit Agreement and the other Loan Documents.
     SECTION 8. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred in connection with this Waiver in accordance with the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
     SECTION 9. Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Waiver by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
     SECTION 10. Applicable Law. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 11. Headings. The headings of this Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
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SIGNATURE PAGE TO THE WAIVER
TO THE ALION SCIENCE AND
TECHNOLOGY CORPORATION
CREDIT AGREEMENT DATED AS OF
AUGUST 2, 2004, AS AMENDED
     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed by their respective authorized officers as of the day and year first above written.

ALION SCIENCE AND TECHNOLOGY CORPORATION,
By	/s/ Michael Alber
	Name:	Michael Alber
	Title:	Senior VP and CFO

HUMAN FACTORS APPLICATIONS, INC.,
By	/s/ Joshua Izenberg
	Name:	Joshua Izenberg
	Title:	Secretary

ALION-METI CORPORATION,
By	/s/ Michael Alber
	Name:	Michael Alber
	Title:	Treasurer

ALION-CATI CORPORATION,
By	/s/ Michael Alber
	Name:	Michael Alber
	Title:	Treasurer

ALION-JJMA CORPORATION,
By	/s/ Michael Alber
	Name:	Michael Alber
	Title:	Treasurer

ALION-BMH CORPORATION,
By	/s/ Michael Alber
	Name:	Michael Alber
	Title:	Treasurer

SIGNATURE PAGE TO THE WAIVER
TO THE ALION SCIENCE AND
TECHNOLOGY CORPORATION
CREDIT AGREEMENT DATED AS OF
AUGUST 2, 2004, AS AMENDED

WASHINGTON CONSULTING, INC.,
By	/s/ Michael Alber
	Name:	Michael Alber
	Title:	Treasurer

ALION-MA&D CORPORATION,
By	/s/ Michael Alber
	Name:	Michael Alber
	Title:	Treasurer

WASHINGTON CONSULTING GOVERNMENT SERVICES, INC.,
By	/s/ Joshua Izenberg
	Name:	Joshua Izenberg
	Title:	Secretary

SIGNATURE PAGE TO THE WAIVER
TO THE ALION SCIENCE AND
TECHNOLOGY CORPORATION
CREDIT AGREEMENT DATED AS OF
AUGUST 2, 2004, AS AMENDED
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
(formerly known as Credit Suisse, Cayman
Islands Branch)
individually as a Lender and as Administrative Agent,

By	/s/ Doreen Barr
	Name:	Doreen Barr
	Title:	Vice President

By	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Associate

SCHEDULE I
1.	A default existed under Section 6.12 of the Credit Agreement with respect to the twelve month periods ending December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009 and under Section 6.13 of the Credit Agreement with respect to the twelve month periods ending June 30, 2006, September 30, 2006, December 31, 2006, December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009. In all cases, these defaults constituted an Event of Default pursuant to Article VII, paragraph (d) as of the end of each such period.

2.	A default existed under Section 5.04(c) with respect to compliance certificates and supporting materials delivered to the Administrative Agent for the periods ending June 30, 2006, September 30, 2006, December 31, 2006, December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009, June 30, 2009 and September 30, 2009. These defaults each became an Event of Default pursuant to Article VII, paragraph (a), as of the end of each such period.

3.	A default existed under Section 5.04(a) and (b) with respect to financial statements delivered to the Administrative Agent for the periods ending June 30, 2006, September 30, 2006, December 31, 2006, December 31, 2007, March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, March 31, 2009 and June 30, 2009. These defaults each became an Event of Default pursuant to Article VII, paragraph (a) at the time the same were furnished to the Administrative Agent.

4.	A default existed under Section 4.01(a) with respect to representations and warranties deemed made by the Company at the time of a Borrowing in connection with each Borrowing of Revolving Loans and /or Term Loans made by the Company on or after June 30, 2006, the date of the first failure by the Company to meet the requirements of Section 6.13. These defaults each became an Event of Default pursuant to Article VII, paragraph (a) at the time of each such Borrowing.

5.	Each payment by the Company with respect to stock appreciation rights and phantom stock on or after June 30, 2006, the date of the first failure by the Company to meet the requirements of Section 6.13 (or a respective predecessor section of the Credit Agreement), as noted above, constituted a prohibited Restricted Payment pursuant to the terms of Section 6.06(a)(ii) of the Credit Agreement, and each such payment was an Event of Default pursuant to Article VII, paragraph (d) as of the date of each such payment.

6.	Each payment by the Company made in connection with certain transactions relating to the ESOP on or after June 30, 2006, the date of the first failure by the Company to meet the requirements of Section 6.13 (or a respective predecessor section of the Credit Agreement), as noted above, constituted a prohibited Restricted Payment pursuant to the terms of Section 6.06(a)(iv) of the Credit Agreement, and each such payment was an Event of Default pursuant to Article VII, paragraph (d) as of the date of each such payment.

7.	Each payment by the Company made of reasonable and customary fees made to non-officer directors on or after June 30, 2006, the date of the first failure by the Company to meet the requirements of Section 6.13 (or a respective predecessor section of the Credit Agreement), as noted above, constituted a prohibited Affiliate transaction pursuant to the terms of Section 6.07(e) of the Credit Agreement, and each such payment was an Event of Default pursuant to Article VII, paragraph (d) as of the date of each such payment.

8.	The payment by the Company of $3,000,000 as a principal pre-payment of the outstanding balance of the Seller Subordinated Notes on November 3, 2008 constituted a prohibited payment under Section 6.09(c) (in effect at the time thereof), and as such was an Event of Default pursuant to Article VII, paragraph (d) as of the date of such payment.
9.	Each payment by the Company in respect of Earn-Out Obligations on or after June 30, 2006, the date of the first failure by the Company to meet the requirements of Section 6.13 (or a respective predecessor section of the Credit Agreement), as noted above, constituted a prohibited payment in respect of Earn-Out Obligations pursuant to the terms of Section 6.16 of the Credit Agreement, and each such payment was an Event of Default pursuant to Article VII, paragraph (d) as of the date of each such payment.